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                            REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made this 23rd day of December 1999, by and between Tipperary Corporation, a Texas corporation (the "Company"), whose principal place of business is 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, and Slough Estates USA Inc., a Delaware corporation (the "Holder"), whose office is located at 33 West Monroe Street, Suite 2000, Chicago, Illinois 60603.

     WHEREAS, the parties have entered into a Subscription Agreement of even date herewith (the "Subscription Agreement") under which the Holder is purchasing from the Company 6,329,114 shares of the Company's 1999 Series A Convertible Cumulative Preferred Stock (the "Series A Preferred Stock"); and

     WHEREAS, under the Statement of Resolution Establishing a Series of Shares (the "Statement of Resolution"), holders of shares of the Series A Preferred Stock may convert such shares, in whole or in part, along with accumulated but unpaid dividends, into restricted shares of the Company's Common Stock, $.02 par value ("Common Stock"); and

     WHEREAS, under the Statement of Resolution, at the election of the Company, dividends on the Series A Preferred Stock may be payable in shares of restricted Common Stock; and

     WHEREAS, the parties have agreed that the Holder or a subsequent holder of restricted shares of Common Stock received upon conversion of the Series A Preferred Stock or received in payment of dividends on the Series A Preferred Stock will have rights, subject to certain terms and conditions, to demand that such shares of Common Stock be registered under the Securities Act of 1933, as amended (the "Securities Act");

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Subscription Agreement, the parties hereto agree as follows:

     1. Registration Rights of Subsequent Holders. This Agreement shall be deemed to be assigned by the Holder or any subsequent holder to each transferee of shares of the Series A Preferred Stock or restricted shares of Common Stock received upon conversion of any shares of the Series A Preferred Stock or in respect of dividends on the Series A Preferred Stock; provided, however, that no such assignment shall be deemed to have occurred unless and until the transfer of the shares of Series A Preferred Stock or such Common Stock is registered on the books of the Company. Such shares of Common Stock, whether received upon such conversion or in respect of dividends shall hereafter be referred to as "Conversion Shares," and hereafter references to the "Holder" or "Holders" shall, as the context may permit, be deemed to refer to the Holder and/or any other holders of shares of the Series A Preferred Stock or Conversion Shares. Each Holder shall provide a copy of this Agreement to each transferee of any shares of the Series A Preferred Stock or Conversion Shares.

     2.   Demand Registration Rights.

     (a) The Holders who, in the aggregate, own a majority of the total number of Conversion Shares issued or issuable upon conversion of the Series A Preferred Stock may request that the Company prepare and file a registration statement under the Securities Act to permit the public offering


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and sale of the Conversion Shares on one occasion.  Such registration of
Conversion Shares requested pursuant to this Section 2 shall be referred to as the "Demand Registration." The Company shall within 10 days thereafter give written notice to all Holders which do not request the Demand Registration, and each such Holder shall, within 30 days thereafter, provide a written request to the Company as to those Conversion Shares which it desires to include in such registration. Any Holder of Series A Preferred Stock which desires to register the underlying Conversion Shares must, within 40 days after a majority of the Holders first request the Demand Registration, convert such shares of Series A Preferred Stock into Conversion Shares and request that such Conversion Shares be included in the Demand Registration. Each request by a Holder for the Demand Registration shall state the intended method of disposition of the Conversion Shares to be transferred by the Holder. The Company shall use its best efforts to cause all of the Conversion Shares held by the Holder to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Holders of such Conversion Shares; provided, however, that no such request need be honored by the Company if all Holders making the request for the Demand Registration hold less that 100,000 Conversion Shares.

     (b)  The Demand Registration shall not be deemed to have been effected if
(i) such registration statement, after it has become effective, is the subject of any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not primarily attributable to the selling Holders of Conversion Shares, (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration statement are not satisfied, other than by reason of a failure on the part of the selling Holders of Conversion Shares; or (iii) the holders of Conversion Shares are not able to register and sell at least ninety percent (90%) of the Conversion Shares requested to be included in such registration.

     (c) With respect to the Demand Registration, the investment banker or investment bankers that will manage the offering will be selected by the Holders of at least a majority of the Conversion Shares included in such offering; provided that the selection of any such investment banker or investment bankers is subject to consent by the Company, which consent shall not be unreasonably withheld.

     (d) Any securities other than Conversion Shares to be included in the Demand Registration shall be reduced to the extent determined necessary by the managing underwriter of such offering if such managing underwriter shall have advised the selling Holders in writing (with a copy to the Company) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold within a price range acceptable to the selling Holders of a majority of the Conversion Shares requested to be included in such registration. If no such notice or letter is provided, the Company may include Common Stock for its own account or for the account of other shareholders of the Company, if and to the extent consented to by the Holders of at least a majority of the Conversion Shares included in such offering.

     (e) The Company, if requested by at least a majority of the Conversion Shares to be included in the Demand Registration, (i) shall agree not to, and shall cause its executive officers and directors not to, effect any public sale or distribution of its Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, Common Stock during the 90-day period following the effective date of a registration statement relating to a public offering of Conversion Shares if the managing underwriter or underwriters determine such public sale or distribution would have a material adverse effect on such offering and (ii) shall (x) cause each securityholder of the

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Company's privately placed equity securities issued in connection with a financing transaction involving at least 5% of the Company's then outstanding equity securities at any time after the date hereof and (y) use its reasonable best efforts to cause each other securityholder of the Company owning at least 10% of the Company's then outstanding equity securities (other than a securityholder permitted to file a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to agree, not to effect a public sale or distribution of the Common Stock during the 90-day period following the effective date of a registration statement relating to a public offering of the Conversion Shares if the managing underwriter or underwriters determine such public sale or distribution would have a material adverse effect on such offering.

     3. Piggyback Registration Rights. If the Company at any time proposes to register any issuance of its securities under the Securities Act (other than a registration on Form S-8 in connection with an employee stock purchase or option plan or on Form S-4 in connection with mergers, acquisitions or exchange offerings), the Company will at such time give prompt written notice to the Holders of its intention to do so. Upon the written request of a Holder, given within 30 days after receipt of any such notice (which request shall state the intended method of disposition of the Conversion Shares to be transferred by the Holder), the Company shall use its best efforts to cause all of the Conversion Shares held by the Holder to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended method thereof as aforesaid) by the Holder of such Conversion Shares; provided, however, that no such request need be honored by the Company if all Holders making such a request hold less that 100,000 Conversion Shares. The rights granted pursuant to this Section 3 shall not be effective with respect to the Holder in the case of an underwritten public offering of securities of the Company by the Company unless the Holder agrees to the terms and conditions, including underwriting discounts and allowances, specified by the managing underwriter of such offering with respect to such Conversion Shares. The Company shall have the right to reduce the number of Conversion Shares of the Holder to be included in a registration statement pursuant to the exercise of the rights granted by this Section 3 if, and to the extent that, the managing underwriter of such offering is of the good faith opinion, supported by written reasons therefor that the inclusion of such Conversion Shares would materially adversely affect the marketing of the securities of the Company to be offered.

     4. Registration Procedure. If and whenever the Company is required by the provisions of the Section 2 or 3 to use its best efforts to effect the registration of any transfer of Conversion Shares under the Securities Act, the Company will, as expeditiously as possible,

     (a) prepare and file with the Commission a registration statement with respect to such transfer and use its best efforts to cause such registration statement to become and remain effective, but not for any period longer than nine months;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities Act with respect to the transfer of all securities covered by such registration statement, including, without limitation, taking all necessary actions whenever the Holder, with respect to such Conversion Shares covered by such registration statement, shall desire to dispose of the same;

     (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as

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the Holders may reasonably request in order to facilitate the disposition of the
Conversion Shares owned by the Holders and covered by such registration statement;

     (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders shall request, and use its best efforts to do any and all other acts and things which may be reasonably necessary to enable the Holders to consummate the disposition in such jurisdiction of the Conversion Shares owned by the Holders and covered by such registration statement; provided that, notwithstanding the foregoing, the Company shall not be required to register in any jurisdiction as a broker or dealer of securities or to grant its consent to service of process in any such jurisdiction solely on account of such intended disposition by the Holders;

     (e) furnish to the Holders a signed copy of an opinion of counsel for the Company, in form and substance acceptable to the Holders, to the effect that:
(A) a registration statement covering such dispositions of Conversion Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (B) such registration statement and the prospectus contained therein and any amendments or supplements thereto comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention which would cause him to believe that the registration statement or such prospectus, amendment or supplement, at the time such registration statement or amendment became effective or such supplement was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, amendment or supplement, in the light of the circumstances under which they were made) not misleading (provided that such counsel need not render any opinion with respect to the financial statements and other financial, engineering and statistical data included therein), and (C) to the best of such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement and no proceedings for the issuance of such a stop order are threatened or contemplated;

     (f) furnish to the Holders a blue sky survey in the form and of the substance customarily prepared by counsel for the Company and accepted by sellers of securities in similar offerings, discussing and describing the application provisions of the securities or blue sky laws of each state or jurisdiction in which the Company shall be required, pursuant to Section 4(d), to register or quality such intended dispositions of such Conversion Shares, or, in the event counsel for the underwriters in such offering shall be preparing a blue sky survey, cause such counsel to furnish such survey to, and to allow reliance thereon by, the Holders;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, insofar as they relate to such registration and such registration statement; and

     (g) use its best efforts to list such Conversion Shares on any securities exchange on which any securities of the Company are then listed or to admit such Conversion Shares for trading in any national market system in which any securities of the Company are then admitted for trading, if the listing or admission of such securities is then permitted under the rules of such exchange or system.

     5. Expenses of Registration. With respect to the registration by the Company of transfers of Conversion Shares under the Securities Act pursuant this Agreement, the Company shall pay all

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expenses incurred by it (including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, costs and expenses of audits, and reasonable fees and disbursements of counsel for the Company and one special counsel designated by the Holders of a majority of the Conversions Shares to be registered, but specifically excluding any underwriting discounts and allowances that are allocable to the Conversion Shares being sold by, and which shall be paid by, the Holders.

     6. Information on Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2, 3 or 4 that the Holders shall furnish to the Company such written information regarding the securities held by the Holders as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     7.   Indemnification.

     (a) In the event of any registration of any transfer of Conversion Shares under the Securities Act pursuant to Section 2 or 3, the Company will indemnify and hold harmless the Holder, each of its officers, directors and partners, and each other person, if any, who controls the Holder within the meaning of the Securities Act, and each underwriter, if any, who participates in the offering of such securities, against any losses, claims, damages or liabilities (or actions in respect thereof, joint or several, to which the Holder and each officer, director or partner, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such transfer of securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, and will reimburse the Holder and each of its officers, directors and partners, and each such controlling person or underwriter, for any legal or any other expenses reasonably incurred by the Holder or its officers, directors and partners or controlling persons or by each such underwriter, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation thereof. In the event of any registration by the Company or any transfer of securities under the Securities Act pursuant to Section 2 or 3, the Holder will indemnify and hold harmless the Company, each other person, if any, who controls the Company within the meaning of the Securities Act and each officer and director of the Company to the same extent that the Company agrees to indemnity it, but only with respect to the written information relating to the Holder furnished to the Company by the Holder.

     (b) Each indemnified party shall, as promptly as practicable upon receipt of notice of the commencement of any action against such indemnified party or its officers, directors or partners, or any controlling person of such indemnified party, in respect of which indemnity may be sought from an indemnifying party on account of the indemnity agreement contained in Section 7(a), notify the indemnifying party in writing of the commencement thereof. The omission of such indemnified party

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to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have on account of the indemnity agreement contained in Section 7(a) to the extent that the failure to receive such notice within a reasonable period of time shall not have caused harm, loss or damage to the indemnifying party, provided that, conversely, if such failure to receive notice shall have caused any harm, loss or damage to the indemnifying party, such failure shall constitute a defense to any liability which such indemnifying party may have on account of such agreement to the extent of the harm, loss or damage so caused. In case any such action shall be brought against any indemnified party, its officers, directors and partners, or any such controlling person, and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in (and, to the extent that the indemnifying party shall wish, to direct) the defense thereof at the indemnifying party's own expense, in which event the defense shall be conducted by recognized counsel chosen by the indemnifying party and approved by the indemnified party (whose approval shall not unreasonably be withheld) and the indemnified party may participate in such defense at its own expense (unless it is advised by counsel that actual or potential differing interests or defenses exist or may exist, in which case such expenses shall be paid by the indemnifying party, provided that the indemnifying party shall not be required to pay the expenses for more than one counsel for all such indemnified parties).

     8.   Miscellaneous.

     8.1 Governing Law. The provisions hereof will be construed in accordance with the laws of the State of Texas. The Company and the Holder hereby submit to the jurisdiction of the state and federal courts located in Denver, Colorado or Chicago, Illinois.

     8.2 Indemnification of Company. The Holder agrees to indemnify and hold harmless the Company and its officers, directors and persons who control the Company, from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the Holder to fulfill any of the terms or conditions of this Agreement.

     8.3 Entire Agreement; Amendment. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior agreements or understandings with respect to the subject matter hereof. This Agreement may not be amended or modified except by an instrument in writing signed by the party against whom enforcement is sought.

     8.4 Severability. The invalidity or unenforceability of any particular provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

     8.5 Headings. The section headings contained herein are for convenience only and are not intended to define or limit the contents of such sections.

     8.6 Neutral Interpretation. This Agreement constitutes the product of the negotiation of the parties hereto, and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

     8.7 Counterparts. This Agreement may be executed in counterparts, which shall be deemed to constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

TIPPERARY CORPORATION                        SLOUGH ESTATES USA INC.


By:/s/ David L. Bradshaw                     By:/s/ Marshall D. Lees
   ----------------------------------           ------------------------------
   David L. Bradshaw, President and             Marshall D. Lees, President
   Chief Executive Officer


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